Quarterly Earnings and

Supplemental Operating and Financial Data

December 31, 2013

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

December 31, 2013

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.66 per common share/unit (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2014, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2013 RESULTS

Same Store Net Operating Income Grows 4.2%

New York, NY - Thursday, February 20, 2014 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter ended December 31, 2013.

Fourth Quarter 2013 Highlights

•	12% increase in Funds From Operations, as adjusted (“Company FFO, as adjusted”), to $0.28 per diluted common share.
•	Increased quarterly common share dividend by 10% to $0.165 per share.
•	Closed property acquisitions of $405.9 million.
•	Invested $19.9 million in current build-to-suit projects and entered into an agreement to acquire an industrial property upon completion for $12.8 million.
•	Agreed to lend $85.0 million for a build-to-suit construction project.
•	Executed 0.5 million square feet of new and extended leases with overall portfolio 97.6% leased.
•	Sold properties for an aggregate disposition price of $46.8 million.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “The successful execution of our business plan in 2013 has positioned us for strong growth in funds from operations per share in 2014. This growth will be driven by the $717.6 million of investments made in 2013 and our ongoing commitment to lowering our cost of capital which resulted in the Company reducing its financing costs to 4.7% while extending its weighted-average debt maturity to 7.0 years. With a deep pipeline of additional investment opportunities, a flexible balance sheet with substantial credit line capacity and numerous capital recycling opportunities, we believe Lexington is well positioned to create additional shareholder value.”

FINANCIAL RESULTS

Revenues

For the quarter ended December 31, 2013, total gross revenues were $109.6 million, compared with total gross revenues of $92.1 million for the quarter ended December 31, 2012. The increase is primarily due to property acquisitions.

Company FFO, As Adjusted

For the quarter ended December 31, 2013, Lexington generated Company FFO, as adjusted, of $65.7 million, or $0.28 per diluted share, compared to Company FFO, as adjusted, for the quarter ended December 31, 2012 of $48.2 million, or $0.25 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income (loss) attributable to Lexington Realty Trust shareholders is included later in this press release.

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Dividends/Distributions

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended December 31, 2013 of $0.165 per common share/unit, which was paid on January 15, 2014 to common shareholders/unitholders of record as of December 31, 2013, and a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which was paid on February 18, 2014 to Series C Preferred Shareholders of record as of January 31, 2014.

Net Loss Attributable to Common Shareholders

For the quarter ended December 31, 2013, net loss attributable to common shareholders was $(8.9) million, or $(0.04) per diluted share, compared with a net loss attributable to common shareholders for the quarter ended December 31, 2012 of $(7.0) million, or $(0.04) per diluted share.

OPERATING ACTIVITIES

Investment Activity

Acquisitions and Completed Build-to-Suit Transactions

Tenant	Location	Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Estimated GAAP Yield	Lease Expiration
Various - 3 properties	New York, NY	Land	$302,000	$14,883	4.9%	15.2%	10/2112
Home Depot USA, Inc.	Danville, VA	Land	4,727	260	5.5%	4.6%	01/2029
BluePearl Holdings, LLC[1]	Various	Office	39,456	2,716	6.9%	8.2%	10/2033
BluePearl Holdings, LLC[2]	Various	Office	13,144	891	6.8%	6.8%	12/2033
Gander Mountain Company	Albany, GA	Retail	7,412	671	9.1%	10.0%	11/2028
The Gavilon Group, LLC	Omaha, NE	Office	39,125	2,770	7.1%	8.5%	11/2033
			$405,864	$22,191	5.5%	13.4%

(1) Lexington has a 15% interest in these six properties.

(2) Lexington has a 100% interest in these four properties.

These acquisitions brought 2013 property acquisition volume to $590.4 million.

On-going Build-to-Suit Projects

Location	Sq. Ft	Property Type	Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 12/31/2013 ($000)	Estimated Completion Date
Rantoul, IL1	813,000	Industrial	20	$42,587	$37,437	1Q 14
Bingen, WA	124,000	Industrial	12	18,898	6,186	2Q 14
Las Vegas, NV	180,000	Industrial	20	29,585	14,457	3Q 14
Richmond, VA	279,000	Office	15	98,644	15,632	3Q 15
	1,396,000			$189,714	$73,712

(1) Completed and acquired in January 2014.

Loan Investment

Tenant	Location	Property Type	Estimated Loan Amount ($000)	Funded as of 12/31/13 ($000)	Interest Rate	Maturity Date
The Kennewick Public Hospital District	Kennewick, WA	Hospital	$85,000	$35,376	9%	May 2022

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Acquisitions Subsequent to December 31, 2013

Tenant	Location	Property Type	Initial Basis ($000)	Initial Cash Yield	Estimated GAAP Yield	Lease Expiration
Encana Oil & Gas (USA), Inc.	Parachute, CO	Office	$13,928	7.3%	9.2%	10/2032
			$13,928	7.3%	9.2%

Forward Commitments

Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term (Years)
Lewisburg, TN	Industrial	$12,767	2Q 14	8.6%	9.3%	12
Auburn Hills, MI1	Office	40,025	1Q 15	7.9%	9.0%	14
		$52,792		8.1%	9.1%

(1) Forward commitment entered into subsequent to December 31, 2013.

Capital Recycling

Dispositions

Tenant	Location	Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
Moran Foods, Inc.	Port Orchard, WA	Retail	$100	$52	Oct-13
Toys-R-Us, Inc.	Lynnwood, WA	Retail	1,436	140	Nov-13
Toys-R-Us, Inc.	Clackamas, OR	Retail	479	49	Nov-13
Various	Hebron, KY	Multi-office	4,400	228	Dec-13
Various - 2 properties	Atlanta, GA	Office	40,356	1,081	Dec-13
			$46,771	$1,550

These dispositions brought total 2013 disposition volume to $167.3 million.

Leasing

During the fourth quarter of 2013, Lexington executed 14 new and extended leases for 0.5 million square feet and ended the quarter with its overall portfolio 97.6% leased.

LEASE EXTENSIONS

	Location		Prior Term	Lease Expiration Date	Sq. Ft.
	Office/ Multi-Tenant
1	Johnson City	TN	11/2013	11/2014	5,618
2	Bridgeton	MO	12/2013	12/2018	25,515
3	McDonough	GA	06/2015	06/2025	111,911
4	Atlanta	GA	12/2014	12/2019	6,260
5	Atlanta	GA	12/2014	12/2019	3,900
6	Chamblee	GA	12/2014	12/2019	4,565
7	Cummings	GA	12/2014	12/2019	14,208
8	Forest Park	GA	12/2014	12/2019	14,859
9	Jonesboro	GA	12/2014	12/2019	4,894
10	Stone Mountain	GA	12/2014	12/2019	5,704
11	Lisle	IL	11/2014	02/2018	7,535
11	Total lease extensions				204,969

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NEW LEASES

	Location		Lease Expiration Date	Sq. Ft.
	Office/ Multi-Tenant
1	Antioch	TN	12/2014	60,000
2	Pascagoula	MS	10/2018	94,841
3	Arlington	TX	01/2025	111,409
3	Total new leases			266,250

14	TOTAL NEW AND EXTENDED LEASES			471,219

CAPITAL MARKETS

Capital Activities and Balance Sheet Update

During the fourth quarter of 2013, Lexington issued 11.5 million common shares raising gross proceeds of $126.3 million, after underwriting discounts and commissions.

In December 2013, Lexington obtained $213.5 million of non-recourse secured financing on the three New York, New York land parcels acquired in the fourth quarter of 2013. The debt bears interest at a fixed rate of 4.66% and matures in January 2027.

Lexington borrowed $87.0 million on its five-year unsecured term loan and swapped the LIBOR component of such borrowing for a current fixed interest rate of 2.64%. The proceeds from these 2013 financings were used to satisfy amounts outstanding on Lexington’s $400.0 million unsecured revolving credit facility, resulting in $48.0 million of credit facility borrowings outstanding as of December 31, 2013.

Subsequent to December 31, 2013, Lexington borrowed the remaining $99.0 million available under its five-year unsecured term loan facility and swapped the LIBOR component of such borrowing for a current fixed interest rate of 2.51%.

2014 EARNINGS GUIDANCE

Lexington estimates that its Company FFO, as adjusted, guidance will be an expected range of $1.11 to $1.15 per diluted share for the year ended December 31, 2014. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FOURTH QUARTER 2013 CONFERENCE CALL

Lexington will host a conference call today, Thursday, February 20, 2014, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2013. Interested parties may participate in this conference call by dialing (888) 312-9852 or (719) 325-2478. A replay of the call will be available through March 6, 2014, at (877) 870-5176 or (858) 384-5517, pin: 8305525. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

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ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns a diversified portfolio of equity and debt interests in single-tenant commercial properties and land. Lexington seeks to expand its portfolio through acquisitions, sale-leaseback transactions, build-to-suit arrangements and other transactions. A majority of these properties and all land interests are subject to net or similar leases, where the tenant bears all or substantially all of the operating costs, including cost increases, for real estate taxes, utilities, insurance and ordinary repairs. Lexington also provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, including those necessary to achieve an annualized dividend level of $0.66 per common share/unit, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2014, (3) the successful consummation of any lease, acquisition, build-to-suit, financing or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Gross revenues:
Rental	$101,100	$84,196	$366,591	$299,956
Advisory and incentive fees	429	421	855	1,806
Tenant reimbursements	8,077	7,442	30,994	28,418
Total gross revenues	109,606	92,059	398,440	330,180

Expense applicable to revenues:
Depreciation and amortization	(44,231)	(43,614)	(174,272)	(152,296)
Property operating	(16,166)	(15,185)	(62,195)	(56,043)
General and administrative	(8,861)	(6,569)	(28,973)	(23,933)
Non-operating income	3,029	1,224	8,515	6,825
Interest and amortization expense	(23,247)	(23,951)	(91,271)	(93,677)
Debt satisfaction charges, net	—	(7,841)	(25,397)	(9,480)
Gain on acquisition	—	—	—	167,864
Litigation reserve	—	—	—	(2,775)
Impairment charges and loan loss	(33,166)	—	(35,579)	(4,262)
Income (loss) before provision for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	(13,036)	(3,877)	(10,732)	162,403
Provision for income taxes	(254)	(141)	(3,259)	(940)
Equity in earnings (losses) of non-consolidated entities	240	62	(157)	21,531
Income (loss) from continuing operations	(13,050)	(3,956)	(14,148)	182,994

Discontinued operations:
Loss from discontinued operations	(315)	(1,313)	(761)	(5,599)
Benefit (provision) for income taxes	210	(97)	(1,735)	(163)
Debt satisfaction gains (charges), net	—	(717)	8,955	(178)
Gains on sales of properties	9,537	4,345	24,472	13,291
Impairment charges	(3,383)	(17)	(12,920)	(5,707)
Total discontinued operations	6,049	2,201	18,011	1,644
Net income (loss)	(7,001)	(1,755)	3,863	184,638
Less net income attributable to noncontrolling interests	(176)	(592)	(2,233)	(4,322)
Net income (loss) attributable to Lexington Realty Trust shareholders	(7,177)	(2,347)	1,630	180,316
Dividends attributable to preferred shares - Series B	—	—	—	(2,298)
Dividends attributable to preferred shares - Series C	(1,572)	(1,572)	(6,290)	(6,290)
Dividends attributable to preferred shares - Series D	—	(2,926)	(3,543)	(11,703)
Allocation to participating securities	(174)	(194)	(656)	(1,087)
Deemed dividend - Series B	—	—	—	(2,346)
Redemption discount - Series C	—	—	—	229
Deemed dividend - Series D	—	—	(5,230)	—
Net income (loss) attributable to common shareholders	$(8,923)	$(7,039)	$(14,089)	$156,821
Income (loss) per common share - basic:
Income (loss) from continuing operations	$(0.07)	$(0.05)	$(0.15)	$0.99
Income from discontinued operations	0.03	0.01	0.08	—
Net income (loss) attributable to common shareholders	$(0.04)	$(0.04)	$(0.07)	$0.99

Weighted-average common shares outstanding - basic:	224,260,756	172,646,759	209,797,238	159,109,424

Income (loss) per common share - diluted:
Income (loss) from continuing operations	$(0.07)	$(0.05)	$(0.15)	$0.93
Income (loss) from discontinued operations	0.03	0.01	0.08	—
Net income (loss) attributable to common shareholders	$(0.04)	$(0.04)	$(0.07)	$0.93

Weighted-average common shares outstanding - diluted	224,260,756	172,646,759	209,797,238	179,659,826

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$(15,093)	$(9,248)	$(31,777)	$156,709
Income from discontinued operations	6,170	2,209	17,688	112
Net income (loss) attributable to common shareholders	$(8,923)	$(7,039)	$(14,089)	$156,821

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

As of December 31,

(Unaudited and in thousands, except share and per share data)

	2013	2012
Assets:
Real estate, at cost	$3,812,294	$3,564,466
Real estate - intangible assets	762,157	685,914
Investments in real estate under construction	74,350	65,122
	4,648,801	4,315,502
Less: accumulated depreciation and amortization	1,223,381	1,150,417
Real estate, net	3,425,420	3,165,085
Cash and cash equivalents	77,261	34,024
Restricted cash	19,953	26,741
Investment in and advances to non-consolidated entities	18,442	27,129
Deferred expenses, net	66,827	57,549
Loans receivable, net	99,443	72,540
Rent receivable - current	10,087	7,355
Rent receivable - deferred	19,473	—
Other assets	35,375	27,780
Total assets	$3,772,281	$3,418,203

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,197,489	$1,415,961
Credit facility borrowings	48,000	—
Term loans payable	406,000	255,000
Senior notes payable	247,707	—
Convertible notes payable	27,491	78,127
Trust preferred securities	129,120	129,120
Dividends payable	40,018	31,351
Accounts payable and other liabilities	39,642	70,367
Accrued interest payable	9,627	11,980
Deferred revenue - including below market leases, net	69,667	79,908
Prepaid rent	18,037	13,224
Total liabilities	2,232,798	2,085,038
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding in 2012	—	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 228,663,022 and 178,616,664 shares issued and outstanding in 2013 and 2012, respectively	23	18
Additional paid-in-capital	2,717,787	2,212,949
Accumulated distributions in excess of net income	(1,300,527)	(1,143,803)
Accumulated other comprehensive income (loss)	4,439	(6,224)
Total shareholders' equity	1,515,738	1,306,730
Noncontrolling interests	23,745	26,435
Total equity	1,539,483	1,333,165
Total liabilities and equity	$3,772,281	$3,418,203

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$(15,093)	$(9,248)	$(31,777)	$156,709
Income from discontinued operations attributable to common shareholders	6,170	2,209	17,688	112
Net income (loss) attributable to common shareholders	$(8,923)	$(7,039)	$(14,089)	$156,821

Weighted-average number of common shares outstanding	224,260,756	172,646,759	209,797,238	159,109,424

Income (loss) per common share:
Income (loss) from continuing operations	$(0.07)	$(0.05)	$(0.15)	$0.99
Income from discontinued operations	0.03	0.01	0.08	—
Net income (loss) attributable to common shareholders	$(0.04)	$(0.04)	$(0.07)	$0.99

Diluted:
Income (loss) from continuing operations attributable to common shareholders - basic	$(15,093)	$(9,248)	$(31,777)	$156,709
Impact of assumed conversions:
Share options	—	—	—	—
Operating Partnership Units	—	—	—	1,585
6.00% Convertible Guaranteed Notes	—	—	—	8,953
Income (loss) from continuing operations attributable to common shareholders	(15,093)	(9,248)	(31,777)	167,247
Income from discontinued operations attributable to common shareholders - basic	6,170	2,209	17,688	112
Impact of assumed conversions:
Operating Partnership Units	—	—	—	(392)
Income (loss) from discontinued operations attributable to common shareholders	6,170	2,209	17,688	(280)
Net income (loss) attributable to common shareholders	$(8,923)	$(7,039)	$(14,089)	$166,967

Weighted-average common shares outstanding - basic	224,260,756	172,646,759	209,797,238	159,109,424
Effect of dilutive securities:
Share options	—	—	—	306,449
Operating Partnership Units	—	—	—	4,438,708
6.00% Convertible Guaranteed Notes	—	—	—	15,805,245
Weighted-average common shares outstanding	224,260,756	172,646,759	209,797,238	179,659,826

Income (loss) per common share:
Income (loss) from continuing operations	$(0.07)	$(0.05)	$(0.15)	$0.93
Income (loss) from discontinued operations	0.03	0.01	0.08	—
Net income (loss) attributable to common shareholders	$(0.04)	$(0.04)	$(0.07)	$0.93

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to Lexington Realty Trust shareholders	$(7,177)	$(2,347)	$1,630	$180,316
Adjustments:
Depreciation and amortization	43,680	45,081	175,023	163,890
Impairment charges - real estate, including nonconsolidated joint venture real estate	22,610	17	35,485	9,969
Noncontrolling interests - OP units	(129)	279	1,157	1,192
Amortization of leasing commissions	1,438	1,329	5,562	4,838
Joint venture and noncontrolling interest adjustment	589	545	2,264	560
Preferred dividends - Series B & D	—	(2,926)	(3,543)	(14,001)
Gains on sales of properties, net of tax	(10,430)	(4,345)	(21,755)	(13,291)
Gain on sale - joint venture investment	—	—	—	(7,000)
Gain on acquisition	—	—	—	(167,864)
Interest and amortization on 6.00% Convertible Guaranteed Notes	579	1,973	3,113	8,953
Reported Company FFO	51,160	39,606	198,936	167,562
Debt satisfaction charges, net	—	8,558	16,442	9,658
Impairment loss - loan receivable	13,939	—	13,939	—
Litigation reserve	—	—	—	2,775
Other	565	5	795	603
Company FFO, as adjusted	65,664	48,169	230,112	180,598

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(14,795)	(7,900)	(24,076)	(7,491)
Lease incentives	313	323	1,345	1,466
Amortization of below/above market leases	73	57	(63)	(3,551)
Non-cash interest, net	(1,019)	(132)	(1,551)	(1,300)
Non-cash charges, net	1,973	1,103	7,574	4,565
Tenant improvements	(8,654)	(8,856)	(39,244)	(25,776)
Lease costs	(2,103)	(5,185)	(12,060)	(13,038)
Reported Company Funds Available for Distribution	$41,452	$27,579	$162,037	$135,473

Per Share Amounts
Basic:
Reported Company FFO	$0.22	$0.20	$0.89	$0.91
Company FFO, as adjusted	$0.28	$0.25	$1.02	$0.98
Company FAD	$0.17	$0.14	$0.72	$0.74

Diluted:
Reported Company FFO	$0.21	$0.20	$0.88	$0.91
Company FFO, as adjusted	$0.28	$0.25	$1.02	$0.98
Company FAD	$0.17	$0.14	$0.72	$0.73

11

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Basic:	2013	2012	2013	2012
Weighted-average common shares outstanding - EPS basic	224,260,756	172,646,759	209,797,238	159,109,424
6.00% Convertible Guaranteed Notes	4,239,679	13,995,678	5,578,043	15,805,245
Non-vested share-based payment awards	154,792	308,854	404,768	244,366
Operating Partnership Units	4,092,239	4,317,367	4,146,931	4,438,708
Preferred Shares - Series C	4,710,570	4,710,570	4,710,570	4,712,421
Weighted-average common shares outstanding - basic	237,458,036	195,979,228	224,637,550	184,310,164

Diluted:
Weighted-average common shares outstanding - basic	237,458,036	195,979,228	224,637,550	184,310,164
Options - Incremental shares	606,852	432,356	806,962	306,449
Weighted-average common shares outstanding - diluted	238,064,888	196,411,584	225,444,512	184,616,613

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”), is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes due 2030 because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

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LEXINGTON REALTY TRUST

2013 Fourth Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS

	Tenants	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	Esimated GAAP Yield	Lease Expiration
1	FC-Canal Ground Tenant LLC	New York	NY	Land	$98,065	$4,833	4.9%	15.2%	10/31/2112
2	LG-39 Ground Tenant LLC	New York	NY	Land	$114,431	$5,639	4.9%	15.2%	10/31/2112
3	AL-Stone Ground Tenant LLC	New York	NY	Land	$89,504	$4,411	4.9%	15.2%	10/31/2112
4	Home Depot USA, Inc.	Danville	VA	Land	$4,727	$260	5.5%	4.6%	1/31/2029
5-8	BluePearl Holdings, LLC (1)	Tampa/Houston	FL/TX	Office	$13,144	$891	6.8%	6.8%	12/31/2033
9	The Gavilon Group, LLC	Omaha	NE	Office	$39,125	$2,770	7.1%	8.5%	11/30/2033
10	Gander Mountain Company	Albany	GA	Retail	$7,412	$671	9.1%	10.0%	11/30/2028

10	TOTAL PROPERY INVESTMENTS				$366,408	$19,475	5.3%	13.9%

JOINT VENTURE INVESTMENT

	Tenant	Location	Property Type	Ownership %	Initial Equity Investment ($000)	Initial Cash Yield	Esimated GAAP Yield	Lease Expiration
1	BluePearl Holdings, LLC	Various	Office	15.0%	$3,230	6.9%	8.2%	10/2033

1	TOTAL JOINT VENTURE INVESTMENT				$3,230	6.9%	8.2%

CAPITAL RECYCLING

	PROPERTY DISPOSITIONS
	Tenants	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd. / Vacant	Port Orchard	WA	Retail	$100	$52	October
2	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	Lynnwood	WA	Retail	$1,436	$140	November
3	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	Clackamas	OR	Retail	$479	$49	November
4	Multi-Tenant	Hebron	KY	Multi - office	$4,400	$228	December
5-6	Various	Atlanta	GA	Office	$40,356	$1,081	December

6	TOTAL PROPERTY DISPOSITIONS				$46,771	$1,550

Footnotes
(1) Includes a property in Tampa, FL, which is under construction.

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LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

12/31/2013

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE (1)

	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 12/31/13 ($000)(2)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q1 2014	Q2 2014	Q3 2014	Q4 2014
1	Rantoul	IL	813,000	20	$42,587	$37,437	$3,500	$-	$-	$-	1Q 14
2	Bingen	WA	124,000	12	$18,898	$6,186	$8,223	$2,741	$-	$-	2Q 14
3	Las Vegas	NV	180,000	20	$29,585	$14,457	$7,305	$7,305	$-	$-	3Q 14
4	Richmond	VA	279,000	15	$98,644	$15,632	$5,951	$12,063	$13,307	$12,556	3Q 15

4	TOTAL BUILD-TO-SUIT PROJECTS				$189,714	$73,712	$24,979	$22,109	$13,307	$12,556

FORWARD COMMITMENT (1)

	Tenants	Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	Calsonic Kansei North America, Inc. (3)	Lewisburg TN	Industrial	$12,767	2Q 14	8.6%	9.3%	12 yrs

1	TOTAL FORWARD COMMITMENT			$12,767		8.6%	9.3%

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.
(2)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $76,778.
(3)	Lexington funded a $638 deposit.

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LEXINGTON REALTY TRUST

2013 Fourth Quarter Financing Summary

DEBT RETIRED

	Face / Satisfaction ($000)	Rate	Maturity Date
Atlanta, GA	$40,356	5.268%	05/2013

CORPORATE LEVEL FINANCING

	Face ($000)	Rate	Maturity Date
Term Loan Draw	$87,000	2.64%	02/2018

PROPERTY LEVEL FINANCING

		Face ($000)	Rate	Maturity Date
1	New York, NY (1)	$213,500	4.66%	01/2027
2	Various - BluePearl joint venture	$18,791	4.01%	11/2018
		$232,291

Footnotes

(1)	Loan is cross-collateralized on the three land investments.

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LEXINGTON REALTY TRUST

2013 Fourth Quarter Leasing Summary

LEASE EXTENSIONS

	Tenants (Guarantors)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant			2013 Extensions
1	Epic Technologies, LLC	Johnson City	TN	11/2013	11/2014	5,618	$72	$71	$72	$71
2	BJC Health System	Bridgeton	MO	12/2013	12/2018	25,515	$253	$199	$403	$215
				2014 Extensions
3	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	Lisle	IL	11/2014	02/2018	7,535	$104	$142	$104	$142
4	Bank of America, NA (Bank of America Corporation)	Atlanta	GA	12/2014	12/2019	6,260	$112	$112	$112	$112
5	Bank of America, NA (Bank of America Corporation)	Atlanta	GA	12/2014	12/2019	3,900	$78	$78	$78	$78
6	Bank of America, NA (Bank of America Corporation)	Chamblee	GA	12/2014	12/2019	4,565	$88	$88	$88	$88
7	Bank of America, NA (Bank of America Corporation)	Cumming	GA	12/2014	12/2019	14,208	$198	$198	$198	$198
8	Bank of America, NA (Bank of America Corporation)	Forest Park	GA	12/2014	12/2019	14,859	$199	$199	$199	$199
9	Bank of America, NA (Bank of America Corporation)	Jonesboro	GA	12/2014	12/2019	4,894	$77	$77	$77	$77
10	Bank of America, NA (Bank of America Corporation)	Stone Mountain	GA	12/2014	12/2019	5,704	$95	$95	$95	$95
				2015 Extension
11	Georgia Power Company	McDonough	GA	06/2015	06/2025	111,911	$1,280	$1,573	$1,235	$1,386

11	Total office/multi-tenant lease extensions					204,969	$2,556	$2,832	$2,661	$2,661

11	TOTAL EXTENDED LEASES					204,969	$2,556	$2,832	$2,661	$2,661

NEW LEASES

	Tenants	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	Wirtgen America, Inc.	Antioch	TN	12/2014	60,000	$195	$195
2	Huntington Ingalls Incorporated	Pascagoula	MS	10/2018	94,841	$593	$593
3	Triumph Aerostructures, LLC (2)	Arlington	TX	01/2025	111,409	$1,671	$1,587

3	Total office/multi-tenant new lease				266,250	$2,459	$2,375

3	TOTAL NEW LEASES				266,250	$2,459	$2,375

14	TOTAL NEW AND EXTENDED LEASES				471,219	$5,015	$5,036

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LEXINGTON REALTY TRUST

2013 Fourth Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS (3) / TERMINATIONS

	Tenants	Location		Lease Expiration / Termination Date	Sq. Ft.	2013 Cash Rent (4) ($000)	2013 GAAP Rent (4) ($000)
	Office
1	Progress Energy Service Company, LLC	Cary	NC	11/2013	124,944	$2,005	$1,707
2	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	Arlington	TX	10/2013	125,138	$1,166	$1,166
3	Yellow Book Sales and Distribution Company, Inc.	Indianapolis	IN	11/2013	3,764	$62	$62
4	BJC Health System	Bridgeton	MO	12/2013	25,550	$199	$215
5	AT&T Services, Inc.	Harrisburg	PA	12/2013	27,584	$600	$283
6	Ricoh Americas Corporation	Houston	TX	10/2013	2,460	$24	$24

6	TOTAL LEASE NON-RENEWALS				309,440	$4,056	$3,457

Footnotes

(1)	Assumes twelve months rent from the later of 1/1/14 or lease commencement/extension.
(2)	Represents annual rent commencing January 2015, as lease provides for 12 months free rent.
(3)	Excludes non-renewal space that was leased to new tenants.
(4)	Represents 2013 Cash and GAAP rents excluding termination payments, if any.

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Other Data

12/31/2013

($000)

Other Revenue Data

	GAAP Base Rent
	12 months ended			3 months ended
Asset Class	12/31/13 (1)	12/31/13 Percentage	12/31/12 Percentage	12/31/2013 (1)	12/31/13 Percentage
Office	$164,268	44.8%	50.0%	$41,929	41.5%
Long-Term Leases (2)	$110,123	30.1%	23.1%	$35,519	35.1%
Industrial	$55,000	15.0%	15.1%	$13,766	13.6%
Multi-tenant	$29,117	7.9%	9.0%	$7,953	7.9%
Retail/Specialty	$8,010	2.2%	2.8%	$1,909	1.9%
	$366,518	100.0%	100.0%	$101,076	100.0%

Long-Term Leases (2)	GAAP Base Rent
	12 months ended			3 months ended
	12/31/13 (1)	12/31/13 Percentage	12/31/12 Percentage	12/31/2013 (1)	12/31/13 Percentage
Office	$60,289	54.8%	62.4%	$14,418	40.6%
Industrial	$35,063	31.8%	33.3%	$9,436	26.6%
Land / Infrastructure	$12,644	11.5%	2.1%	$11,052	31.1%
Retail/Specialty	$2,127	1.9%	2.2%	$613	1.7%
	$110,123	100.0%	100.0%	$35,519	100.0%

Credit Ratings (3)	GAAP Base Rent
	12 months ended
	12/31/13 (1)	12/31/13 Percentage	12/31/12 Percentage
Investment Grade	$167,292	45.6%	49.1%
Non-Investment Grade	$49,466	13.5%	15.7%
Unrated	$149,760	40.9%	35.2%
	$366,518	100.0%	100.0%

Footnotes

(1)	Twelve and three months ended 12/31/2013 GAAP base rent recognized for consolidated properties owned as of 12/31/2013.
(2)	Long-term leases are defined as leases having a term of ten years or longer.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.

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Other Data (Continued)

12/31/2013

($000)

Same-Store NOI (2)(3)	Three months ended December 31		Twelve months ended December 31
	2013	2012	2013	2012
Total Base Rent	$78,806	$76,244	$270,770	$268,624
Tenant Reimbursements	7,698	7,439	28,520	27,950
Property Operating Expenses	(14,968)	(15,018)	(57,394)	(54,309)
Same-Store NOI	$71,536	$68,665	$241,896	$242,265

Change in Same-Store NOI	4.2%		(0.2)%

Weighted-Average Lease Term - Cash Basis	As of 12/31/13	As of 12/31/12
	11.2 years	6.9 years

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2014	$362,743	$400,100
2015	$334,370	$367,001
2016	$303,455	$334,596
2017	$272,390	$300,975
2018	$249,645	$277,453

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 12/31/2013.
(2)	NOI is on a consolidated cash basis.
(3)	Excludes properties acquired and sold in 2013.

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LEXINGTON REALTY TRUST

Top 20 Markets

12/31/2013

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 12/31/13 (1)
1	Dallas-Fort Worth-Arlington, TX	8.0%
2	New York-Northern New Jersey-Long Island, NY-NJ-PA	7.1%
3	Houston-Sugar Land-Baytown, TX	6.1%
4	Baltimore-Towson, MD	4.4%
5	Memphis, TN-MS-AR	4.4%
6	Phoenix-Mesa-Scottsdale, AZ	4.0%
7	Kansas City, MO-KS	3.9%
8	Orlando-Kissimmee, FL	3.6%
9	Boston-Cambridge-Quincy, MA-NH	2.8%
10	Los Angeles-Long Beach-Santa Ana, CA	2.8%
11	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.2%
12	Chicago-Naperville-Joliet, IL-IN-WI	2.1%
13	Denver-Aurora, CO	2.0%
14	Columbus, OH	2.0%
15	Detroit-Warren-Livonia, MI	1.8%
16	San Jose-Sunnyvale-Santa Clara, CA	1.8%
17	Indianapolis-Carmel, IN	1.6%
18	Atlanta-Sandy Springs-Marietta, GA	1.5%
19	Richmond, VA	1.5%
20	San Antonio, TX	1.4%
	Total Top 20 Markets (3)	65.0%

Footnotes

(1)	Twelve months ended 12/31/2013 GAAP base rent recognized for consolidated properties owned as of 12/31/2013.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

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Tenant Industry Diversification

12/31/2013

Industry Category	Percent of GAAP Base Rent as of 12/31/2013 (1) (2)
Finance/Insurance	13.8%
Technology	12.2%
Service	12.0%
Energy	8.4%
Transportation/Logistics	8.0%
Automotive	7.8%
Healthcare	6.0%
Consumer Products	5.5%
Telecommunications	4.8%
Construction/Materials	3.7%
Food	3.2%
Media/Advertising	3.1%
Aerospace/Defense	2.7%
Printing/Production	2.4%
Apparel	1.7%
Retail Department	1.5%
Education	1.3%
Retail Specialty	1.0%
Real Estate	0.9%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Twelve months ended 12/31/2013 GAAP base rent recognized for consolidated properties owned as of 12/31/2013.
(2)	Total shown may differ from detailed amounts due to rounding.

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Top 10 Tenants or Guarantors
12/31/2013

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 12/31/2013 ($000) (1)	Percent of GAAP Base Rent as of 12/31/2013 ($000) (1) (2)
Federal Express Corporation	3	787,829	1.9%	$11,936	3.3%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$10,047	2.7%
Bank of America, National Association	8	691,893	1.7%	$9,613	2.6%
US Government	2	329,229	0.8%	$9,503	2.6%
Baker Hughes, Inc.	2	619,885	1.5%	$8,027	2.2%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$7,218	2.0%
Morgan, Lewis & Bockius LLP (3)	1	289,432	0.7%	$6,720	1.8%
Xerox Corporation	1	202,000	0.5%	$6,457	1.8%
Invensys Systems, Inc. (Siebe, Inc.)	2	416,613	1.0%	$6,138	1.7%
T-Mobile USA, Inc.	5	386,078	0.9%	$5,711	1.6%
	33	6,252,441	15.4%	$81,370	22.2%

Footnotes

(1)	Twelve months ended 12/31/2013 GAAP base rent recognized for consolidated properties owned as of 12/31/2013.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking operations. Lexington has an 80.5% interest in this property.

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Credit Metrics Summary

	2009		2010		2011		2012		2013

Company FFO Payout Ratio	49.6%		43.2%		48.5%		56.1%		60.3%

Unencumbered Assets (1)(2)	$1.36 billion		$1.49 billion		$1.15 billion		$1.76 billion		$2.59 billion

Unencumbered NOI (1)	21.0%		22.9%		25.9%		34.5%		55.3%

(Debt + Preferred) / Gross Assets	54.5%		49.4%		48.7%		46.6%		43.0%

Debt/Gross Assets	46.9%		41.5%		40.9%		41.1%		41.1%

Market Cap Leverage	65.3%		53.7%		52.5%		46.6%		45.4%

Secured Debt / Gross Assets (1)	36.8%		33.0%		31.9%		30.9%		23.9%

Net Debt / EBITDA	6.1	x	5.6	x	5.5	x	6.5	x	6.4	x

(Net Debt + Preferred) / EBITDA	7.1	x	6.7	x	6.6	x	7.3	x	6.7	x

Credit Facilities Availability	$96.6 million		$215.9 million		$294.3 million		$296.3 million		$443.4 million

Development / Gross Assets	0.3%		0.7%		0.9%		1.6%		1.6%

EBITDA / Revenue	81.4%		80.1%		77.0%		76.5%		74.4%

EBITDA / (PrefDiv + Interest Expense)	2.2	x	2.2	x	2.3	x	2.4	x	3.1	x

(JV + Advisory Income or (loss)) / Revenues	N/A		5.9%		8.5%		4.4%		0.5%

Capital Raised (Retired), net (millions):

Common equity, net	$20.0		$166.7		$99.7		$162.7		$434.9

Preferred equity, net	$0.0		$0.0		$(15.5)		$(70.0)		$(155.0)

Unsecured debt, gross (1)	$46.0		$82.5		$0.0		$190.4		$443.3

Secured debt, gross	$(291.9)		$(305.3)		$(121.3)		$(198.3)		$(128.1)

Property dispositions net proceeds	$113.1		$80.2		$124.0		$155.2		$75.5

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.

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Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

12/31/2013

Year	Number of Leases Expiring	GAAP Base Rent as of 12/31/2013 ($000)	Percent of GAAP Base Rent as of 12/31/2013	Percent of GAAP Base Rent as of 12/31/2012
2014	15	$23,222	7.0%	13.2%
2015	15	$18,918	5.7%	8.8%
2016	18	$26,638	8.0%	6.6%
2017	19	$25,043	7.5%	6.7%
2018	31	$29,193	8.7%	9.4%
2019	21	$28,643	8.6%	11.7%
2020	13	$20,085	6.0%	5.1%
2021	10	$21,164	6.3%	7.0%
2022	7	$9,581	2.9%	2.3%
2023	8	$21,899	6.6%	4.7%
Thereafter	55	$109,332	32.8%	20.9%

Total (1)	212	$333,718	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

12/31/2013

Year	Number of Leases Expiring	GAAP Base Rent as of 12/31/2013 ($000)	Percent of GAAP Base Rent as of 12/31/2013
2014	41	$24,845	6.9%
2015	35	$20,645	5.8%
2016	31	$28,533	8.0%
2017	20	$25,105	7.0%
2018	35	$30,972	8.6%
2019	30	$31,896	8.9%
2020	15	$20,639	5.8%
2021	14	$28,120	7.9%
2022	7	$9,581	2.7%
2023	8	$21,899	6.1%
Thereafter	57	$115,828	32.3%

Total (1)	293	$358,063	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include parking operations.

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LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

12/31/2013

	Office			Industrial			Retail/Specialty
Year	Net Rentable Area	Cash Rent as of 12/31/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 12/31/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 12/31/2013 ($000)	Annual Rent PSF (2)
2014	1,177,821	$20,716	$17.59	892,600	$2,065	$2.31	29,119	$111	$3.81
2015	1,110,551	$16,545	$14.90	469,120	$1,946	$4.15	40,800	$186	$4.56
2016	1,183,575	$13,980	$11.81	3,038,794	$11,890	$3.91	43,123	$255	$5.91
2017	525,576	$8,226	$15.65	4,747,090	$16,863	$3.55	126,964	$961	$7.57
2018	1,184,778	$15,767	$13.31	1,530,121	$3,840	$2.51	1,003,350	$3,992	$3.98
2019	1,832,539	$24,642	$13.45	1,621,875	$4,053	$2.50	30,757	$185	$6.01
2020	854,249	$12,657	$14.82	1,249,216	$7,558	$6.05	-	$-	$-
2021	904,802	$15,316	$16.93	1,402,257	$5,879	$4.19	-	$-	$-
2022	723,271	$7,929	$16.07	257,849	$1,276	$4.95	-	$-	$-
2023	1,551,469	$20,478	$13.20	58,707	$-	$-	34,555	$146	$4.23
Thereafter	4,113,582	$54,845	$14.92	6,306,135	$32,691	$5.53	157,599	$2,101	$17.01
Total/Weighted Average (1)	15,162,213	$211,101	$14.60	21,573,764	$88,061	$4.18	1,466,267	$7,937	$5.81

	Multi-Tenant			Land / Infrastructure
Year	Net Rentable Area	Cash Rent as of 12/31/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area (Acres)	Cash Rent as of 12/31/2013 ($000)	Annual Rent Per Acre ($000) (2)
2014	186,747	$1,623	$8.69	-	$-	$-
2015	123,098	$1,815	$14.74	-	$-	$-
2016	132,742	$1,932	$14.55	-	$-	$-
2017	3,491	$62	$17.76	-	$-	$-
2018	118,137	$1,548	$13.10	-	$-	$-
2019	138,921	$3,272	$23.55	-	$-	$-
2020	77,010	$541	$7.03	-	$-	$-
2021	534,538	$6,735	$12.60	-	$-	$-
2022	-	$-	$-	-	$-	$-
2023	-	$-	$-	-	$-	$-
Thereafter	185,436	$5,357	$28.89	164.33	$5,237	$102.93
Total/Weighted Average (1)	1,500,120	$22,885	$15.26	164.33	$5,237	$102.93

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.
(2)	For properties acquired cash rents are annualized.

26

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2013 ($000) (2)	GAAP Base Rent as of 12/31/2013 ($000) (3)
OFFICE PROPERTIES
2014	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	210,204	4,110	4,981
	4/30/2014	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	275	63
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	1,700	1,627
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	2,244	2,123
	10/31/2014	700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	2,034	2,571
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	2,177	1,971
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	2,420	2,229
	12/31/2014	180 South Clinton St.	Rochester	NY	—	Frontier Corporation	1988/2000	226,000	3,022	3,015
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	1,429	1,378
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	1,305	1,242
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1966/1973/1988/1989	187,163	1,158	1,418
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	1,069	1,090
	6/30/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,689	3,689
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	1,055	848
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	3,308	3,195
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Incorporated	1982/1999	65,500	929	652
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	2000	97,000	1,113	1,257
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	1,937	2,096
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	1,858	2,050
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	237	237
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas Inc.	1964/1972/1988	27,189	192	141
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	1,675	1,346
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	2,369	3,189
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	1991/1998	221,215	2,486	2,318
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	1,506	1,731
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	2002	60,200	1,215	1,215
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	519	501
	11/30/2016	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International Inc.	1980/1990/2002	166,575	1,637	1,635
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	20	TD Auto Finance LLC	2001	130,290	2,573	2,664
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	56	56
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	1,685	1,643
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	2,383	1,891
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	1997	70,100	1,020	1,026
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	1,794	1,866
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	—	Capital One, National Association / Amica Mutual Insurance Company	1999	68,118	1,205	1,182
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	2000	78,895	999	1,048
	2/28/2018	850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	1984	7,535	140	140
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	960	1,870
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	1987	159,644	3,383	3,402
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	2003	43,396	455	3,405
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1977/1978/1985/1990/1993	44,400	478	507
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	310	128
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	2007	62,218	1,245	866
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	214	211
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	11	Huntington Ingalls Incorporated	1995	94,841	631	631
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	4,882	4,914
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	726	759
		2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	1998	61,766	1,344	1,266

27

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2013 ($000) (2)	GAAP Base Rent as of 12/31/2013 ($000) (3)
OFFICE PROPERTIES
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	2004	77,484	1,649	1,469
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	2,304	2,304
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985/2006/2007	521,286	6,893	7,013
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	1,354	1,105
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	1986/1997/2000	252,300	1,805	1,902
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1885/1980/1984/2006	390,100	4,590	4,540
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	16	John Wiley & Sons, Inc.	1999	137,652	2,196	2,269
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,378	1,142
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	1969	14,859	199	199
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	1973	5,704	95	95
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	1968/1982	14,208	198	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	1972	6,260	112	112
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, N.A. (Bank of America Corporation)	1972	4,565	88	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	1971	4,894	77	77
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	1984	91,879	1,412	1,550
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	1975	3,900	78	78
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	3,434	3,425
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	1983/2002	143,290	2,325	2,244
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	793	773
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	1,420	1,447
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	2005	50,076	823	840
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	1985/1986/1992/1999	136,617	1,489	1,689
	8/31/2020	First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	1,369	1,147
	9/30/2020	9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	2003	59,927	1,004	1,006
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	4,471	4,298
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	2,326	2,623
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	3,312	3,312
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	2006	80,028	669	687
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	2,428	2,327
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	2,110	2,229
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	1,213	1,199
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc.	1998	95,133	1,956	2,024
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	1988	28,591	547	547
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	2003	130,000	2,018	1,866
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	1910	52,337	1,659	1,661
		231 N. Martingale Rd.	Schaumburg	IL	5	CEC Educational Services, LLC (Career Education Corporation)	1979/1989/2010	317,198	536	945
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	1,928	2,160
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	3,124	2,952
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.) / Pacific Union Financial, LLC.	2003	225,049	3,393	787
	6/30/2023	12600 Gateway Blvd.	Fort Myers	FL	11	Alta Resources Corp.	1998	63,261	581	621
	7/1/2023	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	1983	637,503	7,765	8,766
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	3,687	6,457
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operations	1957/1997	0	2,422	2,422
	Vacant	101 East Erie St.	Chicago	IL	11	(Available for Lease)	1986	20,500	45	45
		10475 Crosspoint Blvd.	Indianapolis	IN	11	(Available for Lease)	1999	3,764	62	62
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		2550 Interstate Dr.	Harrisburg	PA	11	(Available for Lease)	1998	27,584	600	283
OFFICE TOTAL/WEIGHTED AVERAGE						99.5% Leased		5,926,938	$83,937	$84,985

28

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 12/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2013 ($000) (2)	GAAP Base Rent as of 12/31/2013 ($000) (3)
LONG-TERM LEASE PROPERTIES
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	Office	2012	32,000	522	573
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	Office	2002	169,083	2,506	2,194
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	Office	2004	169,218	3,438	2,620
	6/30/2024	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	Office	1965/1967/1971	251,924	3,308	2,449
	9/30/2024	6277 Sea Harbor Dr.	Orlando	FL	—	Orlando/Orange County Convention & Visitor Bureau, Inc.	Office	1984/2012	44,752	0	50
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	Office	1997	84,404	1,369	1,723
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	Office	1987/1988/1990	180,230	1,513	1,364
2025	1/31/2025	1401 Nolan Ryan Pkwy.	Arlington	TX	11	Triumph Aerostructures, LLC (Triumph Group, Inc.)	Office	2003	111,409	1,203	1,203
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	1981/1983	292,700	3,073	2,976
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	1,346	1,346
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	Office	1999	111,911	1,525	1,357
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	1,687	1,687
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	1,208	1,208
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	537	537
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	2,838	2,838
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	Industrial	2001/2005	420,597	2,099	1,527
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	1997	458,000	2,040	2,251
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	1976/1984	554,385	8,163	7,375
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation) / Aramark Corporation	Office	1984/2012	267,662	1,656	5,161
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	1989/1995	85,200	1,167	1,167
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	1998	60,000	1,128	1,128
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	2,223	2,537
	3/31/2026	459 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	2,632	2,936
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	1,033	1,159
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	2005	77,076	1,393	1,409
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	2,057	2,165
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	1,049	1,146
		500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	1,150	1,319
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	1,550	1,737
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	1993/2004	159,000	1,070	1,002
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	2012	98,849	1,730	1,993
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	Office	1999/2006	42,290	566	641
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	Office	2012	150,000	1,927	2,501
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	2007	169,585	2,886	6,101
	11/30/2027	1700 Millrace Dr.	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	2012	80,011	1,584	2,066
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	1991/1994/1997/2005	264,598	766	798
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (Federal Express Corporation)	Industrial	2013	140,330	3,876	4,172
	4/30/2028	9655 Maroon Circle	Englewood	CO	—	Trizetto Corporation	Office	2013	166,912	280	2,873
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	617	617
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	Retail	2013	45,064	91	101
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	1983/1994	282,000	8,071	4,253
		175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	Land	N/A	0	55	44
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	968	0
		3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	1986/2011	252,400	3,786	4,845
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	2011	673,518	2,208	2,601
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Land / Infrastructure	N/A	0	1,771	2,123

29

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 12/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2013 ($000) (2)	GAAP Base Rent as of 12/31/2013 ($000) (3)
LONG-TERM LEASE PROPERTIES
2033	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	Office	2013	127,810	15	18
	12/31/2033	3000 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	1999	17,000	37	37
		2910 Busch Lake Blvd.	Tampa	FL	—	BluePearl Holdings, LLC	Office	1999	2,500	4	4
		19311 SH 249	Houston	TX	—	BluePearl Holdings, LLC	Office	2002	12,622	17	17
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Industrial	Various	132,449	4,022	5,153
2112	10/31/2112	350 and 370-372 Canal St.	New York	NY	—	FC-Canal Ground Tenant LLC	Land	N/A	0	1,108	3,402
		309-313 West 39th St.	New York	NY	—	LG-39 Ground Tenant LLC	Land	N/A	0	1,292	3,970
		8-12 Stone St.	New York	NY	—	AL-Stone Ground Tenant LLC	Land	N/A	0	1,011	3,105
N/A	Vacant	6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1984/2012	47,100	0	0
		1401 Nolan Ryan Pkwy.	Arlington	TX	11	(Available for Lease)	Office	2003	50,399	544	544
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						99.1% Leased			10,679,631	$95,715	$110,123

30

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2013 ($000) (2)	GAAP Base Rent as of 12/31/2013 ($000) (3)
INDUSTRIAL PROPERTIES
2014	1/31/2014	109 Stevens St.	Jacksonville	FL	—	Wagner Industries, Inc.	1959/1967	168,800	308	308
	5/31/2014	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	250,410	376	376
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	925	925
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA Inc.	1996	72,868	456	271
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	643	643
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	827	827
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	476	488
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	954	915
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	3,663	3,429
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	508	786
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	2001	344,700	1,245	1,289
	6/30/2016	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	876	811
	7/31/2016	7111 Crabb Rd.	Temperance	MI	—	Michelin North America, Inc.	1978/1993	744,570	2,286	2,286
	9/30/2016	900 Industrial Blvd.	Crossville	TN	21	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	684	684
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	2006	408,000	1,270	1,270
	12/31/2016	3686 South Central Ave.	Rockford	IL	7	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.) / Pierce Packaging Co.	1998	90,000	404	314
2017	1/31/2017	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1991/1993	1,164,000	3,387	3,387
	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	1,592	1,694
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	2000	405,000	2,514	2,052
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2001	330,988	1,217	1,164
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	2002	244,851	1,112	1,087
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	2,721	2,595
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	1,378	1,474
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	1,884	1,916
		2415 US Hwy. 78 East	Moody	AL	22	CEVA Logistics U.S., Inc. (CEVA Logistics Holdings, B.V. / PostNL N.V.)	2004	595,346	1,058	1,058
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,347	1,342
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	974	974
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	784	698
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	735	1,250
2019	4/30/2019	113 Wells St.	North Berwick	ME	23	United Technologies Corporation	1965/1980	972,625	1,535	1,535
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	2,518	2,611
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	3,400	3,400
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	1,200	952
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	1,339	1,276
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,400	423	393
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	1,196	1,493
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005/2012	126,213	827	751
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	1,691	1,834
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	2,027	1,747
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	1,334	1,356
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	2012	257,849	1,276	1,339
2023	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	1979	58,707	0	0
N/A	Vacant	3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased		15,300,308	$55,370	$55,000

31

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 12/31/2013 ($000) (2)	GAAP Base Rent as of 12/31/2013 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (8,14)
	Various	100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	249,379	476,459	95%	14,899	16,259	55,000
		140 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	2000	13,241	76,885	92%	1,262	1,145	18,695
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	2,741	2,711	0
		1501 Nolan Ryan Pkwy.	Arlington	TX	11	Multi-Tenant	2003	8,943	74,739	0%	807	807	0
		200 Lucent Ln.	Cary	NC	11	Multi-Tenant	1999	24,197	124,944	0%	2,552	2,254	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	1979	12,300	61,245	46%	636	636	0
		2210 Enterprise Dr.	Florence	SC	11	Multi-Tenant	1998	16,316	176,557	70%	1,109	1,340	0
		265 Lehigh St.	Allentown	PA	—	Multi-Tenant	1980	2,920	71,055	32%	276	276	0
		2706 Media Center Dr.	Los Angeles	CA	—	Multi-Tenant	2000	18,070	83,252	24%	230	230	10,008
		3165 McKelvey Rd.	Bridgeton	MO	—	Multi-Tenant	1981	6,688	51,065	50%	397	430	0
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	1996	21,423	95,065	36%	404	404	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	15,161	672,629	79%	1,552	1,551	0
		810 Gears Rd.	Houston	TX	11	Multi-Tenant	2000	13,415	78,895	0%	158	156	0
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	1979/2002	16,978	77,459	69%	918	918	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						66.4% Leased			2,259,189		$27,941	$29,117	$83,703

32

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2013 ($000) (2)	GAAP Base Rent as of 12/31/2013 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2014	10/31/2014	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, LLC / Crystal Food Services, LLC	1961/1978	29,119	111	142
2015	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	1981	40,800	186	287
2016	5/31/2016	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	255	255
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	70,910	362	421
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983/1995	42,130	124	124
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	475	324
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	1995	46,350	465	465
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	138	138
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	166	166
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	159	169
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	76	76
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,820	351	351
		130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	1982	59,000	437	1,029
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1959/1983	28,721	193	193
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	216	329
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation	1993	107,210	245	751
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	362	482
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	385	555
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	545	731
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	254	347
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	185	192
2023	2/28/2023	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	34,555	146	156
N/A	Vacant	1005 Highway 52	Moncks Corner	SC	11	(Available for Lease)	1982	23,000	10	327
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						98.3% Leased		1,331,668	$5,846	$8,010

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.6% Leased		40,671,774	$343,960	$366,518

Footnotes

1	Square foot leased or available.
2	Twelve months ended 12/31/2013 cash rent.
3	Twelve months ended 12/31/2013 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Lexington foreclosed on borrower and acquired the office property collateral in October 2013.
6	Lexington has a 71.1% interest in this property.
7	Jacobson Warehouse Company, Inc. lease expires 12/31/2014; however, new tenant (Pierce Packaging Co.) lease expires 12/31/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Property is classified as a capital lease for GAAP, accordingly $995 of income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $11.6 million in operating expenses, net for the twelve months ended 12/31/2013.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	RGN-Indianapolis I, LLC lease for 14,236 square feet expires 07/2024.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017.
20	Subsequent to 12/31/2013, lease extended to 11/30/2024 for 77,906 square feet.
21	Subsequent to 12/31/2013, lease extended to 9/30/2026.
22	CEVA Logistics U.S., Inc. lease expires 1/2/2014; however, new tenant (Michelin North America, Inc.) lease expires 12/31/2017.
23	Subsequent to 12/31/2013, lease extended to 4/30/2024.

33

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Colorado Springs, CO	(i)	$10,008	6.250%	03/2014	$-	$10,008
Philadelphia, PA	(e)	43,989	5.060%	07/2014	1,773	43,520
Issaquah, WA	(b)	30,714	5.665%	12/2014	2,064	30,388
Canonsburg, PA	(b)	9,092	5.426%	12/2014	448	9,095
Chicago, IL	(b)	29,730	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,341	5.530%	01/2015	993	12,022
Herndon, VA	(b)	10,686	5.885%	04/2015	888	10,359
Franklin, NC		320	8.500%	04/2015	271	-
Kalamazoo, MI		15,901	5.411%	05/2015	1,189	15,087
Glen Allen, VA	(b)	18,695	5.377%	05/2015	1,292	18,321
Houston, TX		14,866	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		11,620	5.210%	05/2015	874	11,282
Indianapolis, IN		11,564	5.160%	05/2015	865	11,205
San Antonio, TX		11,515	5.340%	05/2015	875	11,167
Los Angeles, CA	(i)	10,281	5.110%	05/2015	750	9,760
Midlothian, VA		9,339	5.310%	05/2015	708	9,055
Harrisburg, PA		8,044	5.110%	05/2015	599	7,792
Knoxville, TN		6,867	5.310%	05/2015	520	6,658
McDonough, GA		11,690	5.212%	06/2015	836	11,349
Mission, TX		5,571	5.783%	06/2015	462	5,371
Carrollton, TX	(b)	19,130	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	13,144	4.990%	07/2015	994	12,679
Hopkinsville, KY		7,684	4.990%	07/2015	581	7,412
Dry Ridge, KY	(n)	3,393	4.990%	07/2015	256	3,272
Owensboro, KY	(n)	2,919	4.990%	07/2015	221	2,816
Elizabethtown, KY	(j)	2,473	4.990%	07/2015	187	2,385
Houston, TX	(b)	29,706	6.250%	09/2015	8,159	18,161
Houston, TX		3,453	8.036%	09/2015	925	2,203
Temple, TX		8,253	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,292	5.732%	03/2016	1,035	13,825
Omaha, NE		7,962	5.610%	04/2016	621	7,560
Bremerton, WA		6,164	6.090%	04/2016	494	5,479
Tempe, AZ		7,520	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,767	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,435	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	17,544	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,158	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,439	6.210%	08/2016	508	6,153
Glenwillow, OH		15,865	6.130%	09/2016	1,240	15,132
Plymouth, IN		6,032	6.315%	09/2016	497	5,723
Tomball, TX		9,102	6.063%	11/2016	683	8,041
Memphis, TN		3,686	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,748	5.722%	02/2017	696	9,309
Dubuque, IA		9,520	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,782	6.110%	11/2017	1,674	21,651
Lorain, OH	(b)	1,212	7.750%	07/2018	108	-
Manteca, CA	(b)	856	7.750%	07/2018	77	-
Watertown, NY	(b)	805	7.750%	07/2018	72	-
Lewisburg, WV	(b)	565	7.750%	07/2018	51	-
San Diego, CA	(b)	546	7.750%	07/2018	49	-

34

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Galesburg, IL	(b)	480	7.750%	07/2018	43	-
Erwin, NY		8,720	5.910%	10/2018	728	6,637
Boston, MA		12,764	6.100%	12/2018	996	11,520
North Berwick, ME		7,433	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	35,297	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	16,831	5.883%	05/2019	1,268	15,182
Meridian, ID		10,156	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,223	5.749%	09/2019	1,344	16,338
Lenexa, KS		10,232	6.270%	12/2019	774	7,770
Boca Raton, FL		20,101	6.470%	02/2020	1,542	18,414
Oakland, ME		9,259	5.930%	10/2020	750	7,660
Lavonia, GA		8,251	5.460%	12/2020	741	5,895
Wall, NJ	(b)	21,847	6.250%	01/2021	3,312	-
Charleston, SC		7,350	5.850%	02/2021	508	6,632
Whippany, NJ		14,578	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Palo Alto, CA		58,256	3.970%	12/2023	6,949	-
Chester, SC		9,952	5.380%	08/2025	1,144	362
New York, NY	(p)	213,500	4.660%	01/2027	9,986	200,632
Lenexa, KS		39,871	3.700%	11/2027	3,027	10,000
Subtotal/Wtg. Avg./Years Remaining (l)		$1,197,489	5.298%	5.7	$90,331	$990,232

Corporate (k)
Revolving Loan	(o)	$48,000	1.314%	02/2017	$639	$48,000
Term Loan	(q)	151,000	2.401%	02/2018	3,676	151,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Convertible Notes	(m)(c)	28,991	6.000%	01/2030	1,739	28,991
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$862,111	3.885%	8.7	$33,668	$862,111
Total/Wtg. Avg./Years Remaining (l)		$2,059,600	4.707%	7.0	$123,999	$1,852,343

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes; discount of $1,500 excluded from balance.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Lexington has an 80.5% interest in this property.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $2,293 excluded from balance.
(i)	Loan is in default as of 12/31/2013.
(j)	Properties are cross-collateralized.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(n)	Properties are cross-collateralized.
(o)	Subsequent to 12/31/2013, all outstanding borrowings were repaid.
(p)	Loan is cross-collateralized on three properties.
(q)	Subsequent to 12/31/2013, borrowed an additional $99.0 million and swapped the LIBOR component for a current fixed rate of 2.51%.

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LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

12/31/2013

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$13,977	$5,591	5.240%	05/2015	$976	$13,673	$5,469
One Summit	8,221	$2,467	9.375%	10/2016	3,344	-	-
One Summit	5,595	$1,679	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	14,883	$2,232	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	15,047	$3,762	3.700%	03/2018	842	13,768	3,442
BP Lessee	18,791	$2,819	4.010%	11/2018	764	18,791	2,819
Total/Wtg. Avg. (1)/Years Remaining (2)	$76,514	$18,550	5.71%	3.0	$9,115	$60,214	$13,827

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Debt Maturity Schedule

12/31/2013

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2014	$30,201	$93,011	$-
2015	$26,294	$275,297	$-
2016	$20,304	$148,595	$-
2017	$20,366	$68,669	$76,991
2018	$19,607	$18,157	$151,000
	$116,772	$603,729	$227,991

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2014	$1,521	$-
2015	$1,608	$5,469
2016	$1,477	$-
2017	$94	$2,097
2018	$21	$6,261
	$4,721	$13,827

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LEXINGTON REALTY TRUST

2014 Mortgage Maturities by Property Type

12/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2013 ($000)	GAAP Base Rent as of 12/31/2013 ($000)
Office	1110 Bayfield Dr. (2)	Colorado Springs	CO	166,575	$10,008	03/2014	11/2016	$19,579	$1,637	$1,635
	1701 Market St. (3)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$73,108	$7,163	$6,987
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,419	$4,597	$4,200
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,429	$1,378

	Total 2014 Mortgage Maturities			781,028	$93,011			$159,845	$14,826	$14,200

Footnotes

(1) Represents GAAP capitalized costs as of December 31, 2013.

(2) Loan is in default as of December 31, 2013.

(3) Lexington has an 80.5% interest in the property and amounts include parking operations.

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LEXINGTON REALTY TRUST

2015 Mortgage Maturities by Property Type

12/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2013 ($000)	GAAP Base Rent as of 12/31/2013 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$4,155	$5,026
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,713	$968	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$2,018	$1,866
	13775 McLearen Rd.	Herndon	VA	136,617	$10,359	04/2015	07/2020	$25,566	$1,489	$1,689
	10475 Crosspoint Blvd.	Indianapolis	IN	141,416	$11,205	05/2015	Various	$23,213	$2,258	$2,331
	100, 120, 140 East Shore Dr.	Glen Allen	VA	222,048	$18,321	05/2015	Various	$38,241	$3,193	$3,086
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,999	$2,326	$2,623
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2024	$12,913	$1,369	$1,723
	2550 Interstate Dr.	Harrisburg	PA	89,350	$7,792	05/2015	Vacant / 2018	$15,255	$1,944	$1,549
	2706 Media Center Dr. (3)	Los Angeles	CA	83,252	$9,760	05/2015	Vacant / 2015	$18,070	$230	$230
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	12/2021	$16,610	$2,110	$2,229
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,313	$2,244	$2,123
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$1,794	$1,866
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,371	$1,700	$1,627
	2500 Patrick Henry Pkwy.	McDonough	GA	111,911	$11,349	06/2015	06/2025	$16,000	$1,525	$1,357
	3711 San Gabriel	Mission	TX	75,016	$5,371	06/2015	06/2015	$7,600	$1,055	$848
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$3,308	$3,195
	2529 West Thorne Dr.	Houston	TX	65,500	$2,203	09/2015	09/2015	$5,400	$929	$652
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2025	$78,887	$8,163	$7,375
Industrial	324 Industrial Park Rd.	Franklin	NC	72,868	$-	04/2015	12/2014	$2,300	$456	$271
	6938 Elm Valley Dr.	Kalamazoo	MI	150,945	$15,087	05/2015	10/2021	$21,970	$2,027	$1,747
	10000 Business Blvd.	Dry Ridge	KY	336,350	$3,272	07/2015	06/2025	$15,227	$1,346	$1,346
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,412	07/2015	06/2025	$19,066	$1,687	$1,687
	4010 Airpark Dr.	Owensboro	KY	211,598	$2,816	07/2015	06/2025	$13,598	$1,208	$1,208
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,385	07/2015	06/2025	$6,055	$537	$537
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$12,679	07/2015	06/2025	$32,222	$2,838	$2,838

	Total 2015 Mortgage Maturities			4,688,322	$275,297			$587,955	$52,877	$51,029

Footnotes

(1)	Represents GAAP capitalized costs as of December 31, 2013.
(2)	Property is classified as a capital lease for GAAP, accordingly $995 of GAAP income is included in non-operating income.
(3)	Loan is in default as of December 31, 2013.

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LEXINGTON REALTY TRUST

2016 Mortgage Maturities by Property Type

12/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2013 ($000)	GAAP Base Rent as of 12/31/2013 ($000)
Office	1600 Eberhardt Rd.	Temple	TX	108,800	$7,463	01/2016	01/2016	$12,209	$1,675	$1,346
	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$8,184	$2,034	$2,571
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$1,167	$1,167
	1400 Northeast McWilliams Rd.	Bremerton	WA	60,200	$5,479	04/2016	07/2016	$9,906	$1,215	$1,215
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$1,128	$1,128
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2018/2019	$17,388	$1,552	$1,690
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$2,369	$3,189
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,930	$3,022	$3,015
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$2,632	$2,936
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	12/2017	$21,341	$1,884	$1,916
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2015/2016	$10,919	$880	$802
	2935 Van Vactor Dr.	Plymouth	IN	300,500	$5,723	09/2016	06/2015	$9,200	$827	$827
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$2,040	$2,251
Specialty	25500 State Hwy. 249	Tomball	TX	77,076	$8,041	11/2016	08/2026	$15,776	$1,393	$1,409

	Total 2016 Mortgage Maturities			3,164,789	$148,595			$248,046	$23,818	$25,462

Footnotes

(1) Represents GAAP capitalized cost at December 31, 2013.

40

LEXINGTON REALTY TRUST

2017 Mortgage Maturities by Property Type

12/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2013 ($000)	GAAP Base Rent as of 12/31/2013 ($000)
Office	104 & 110 South Front St.	Memphis	TN	37,229	$3,484	01/2017	10/2016	$5,586	$519	$501
	9200 South Park Center Loop	Orlando	FL	59,927	$9,309	02/2017	09/2020	$14,925	$1,004	$1,006
	500 Kinetic Drive	Huntington	WV	68,693	$6,500	02/2017	11/2026	$11,187	$1,150	$1,319
Industrial	7500 Chavenelle Rd.	Dubuque	IA	330,988	$8,725	06/2017	06/2017	$11,660	$1,217	$1,164
	5001 Greenwood Rd.	Shreveport	LA	646,000	$19,000	07/2017	10/2026	$26,678	$2,057	$2,165
	1420 Greenwood Rd.	McDonough	GA	296,972	$21,651	11/2017	10/2017	$30,897	$2,721	$2,595

	Total 2017 Mortgage Maturities			1,439,809	$68,669			$100,933	$8,668	$8,750

Footnotes

(1) Represents GAAP capitalized cost at December 31, 2013.

41

LEXINGTON REALTY TRUST

2018 Mortgage Maturities by Property Type

12/31/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2013 ($000)	GAAP Base Rent as of 12/31/2013 ($000)
Office	147 Milk St.	Boston	MA	52,337	$11,520	12/2018	12/2022	$21,387	$1,659	$1,661
Industrial	736 Addison Rd.	Erwin	NY	408,000	$6,637	10/2018	11/2016	$14,488	$1,270	$1,270
Retail	1150 West Carl Sandburg Dr.	Galesburg	IL	94,970	$-	07/2018	12/2018	$2,884	$216	$329
	12080 Carmel Mountain Rd.	San Diego	CA	107,210	$-	07/2018	12/2018	$5,463	$245	$751
	21082 Pioneer Plaza Dr.	Watertown	NY	120,727	$-	07/2018	12/2018	$5,316	$362	$482
	255 Northgate Dr.	Manteca	CA	107,489	$-	07/2018	12/2018	$6,509	$385	$555
	5350 Leavitt Rd.	Lorain	OH	193,193	$-	07/2018	12/2018	$8,513	$545	$731
	97 Seneca Trail	Fairlea	WV	90,933	$-	07/2018	12/2018	$3,360	$254	$347

	Total 2018 Mortgage Maturities			1,174,859	$18,157			$67,920	$4,936	$6,126

Footnotes

(1) Represents GAAP capitalized cost at December 31, 2013.

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LEXINGTON REALTY TRUST

Mortgage Loans Receivable

12/31/2013

Collateral			Loan Balance	Interest	Maturity	Current Estimated Annual Debt Service	Balloon Payment	Escrow Balance
	City	State	($000)(1)	Rate	Date	($000)(2)	($000)	($000)
Office	Norwalk (3)	CT	$28,186	7.50%	11/2014	$-	$28,186	$4,367
	Southfield	MI	$6,610	4.55%	02/2015	$1,282	$5,810	$-
	Westmont (4)	IL	$12,610	6.45%	10/2015	$2,090	$25,731	$7,334
Retail	Austin	TX	$2,389	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,170	8.00%	02/2021	$219	$-	$-
	Various	Various	$532	8.00%	12/2021	$94	$-	$-
	Various	Various	$677	8.00%	03/2022	$112	$-	$-
Charter School	Homestead (5)	FL	$10,239	7.50%	08/2014	$519	$10,239	$-
Hospital	Kennewick (6)	WA	$37,030	9.00%	05/2022	$-	$37,030	$-
	Total Mortgage Loans Receivable		$99,443			$4,316	$112,100	$11,701

Footnotes

(1)	Includes accrued interest receivable, loan losses, and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Lexington is committed to lend up to a maximum of $32.6 million. Escrow balance represents a security interest of $4.4 million in an account maintained by the borrower.
(4)	Escrow balance includes $2.5 million in a collateral securities account maintained by the borrower and $2.5 million tenant letter of credit held by Lexington. Tenant in property terminated the lease effective 11/30/2013 for a termination payment of $1.3 million. Borrower is delinquent on debt service payments. Loan balance includes $13.9 million loan loss.
(5)	Lexington is committed to lend up to approximately $10.7 million.
(6)	Lexington is committed to lend up to a maximum of $85.0 million. During construction advances accrue interest at 6.5% per annum.

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LEXINGTON REALTY TRUST

Partnership Interests

Twelve months ended December 31, 2013

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$709
Interest expense	$514
Depreciation and amortization	$832

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$4,787
Interest expense	$1,018

Footnotes

(1) Excludes discontinued operations and OP unit noncontrolling interests.

44

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

12/31/2013

($000)

Balance Sheet

Other assets	$35,375

The components of other assets are:

Deposits	$507
Investments- capital lease	10,713
Equipment	348
Prepaids	3,524
Other receivables	868
Deferred tax asset	106
Deferred lease incentives	14,735
Interest rate swap derivative asset	4,439
Other	135

Accounts payable and other liabilities	$39,642

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$16,540
CIP accruals and other	3,555
Taxes	832
Deferred lease and loan costs	8,773
Subordinated notes	2,569
Deposits	1,573
Escrows	2,737
Transaction / build-to-suit costs	3,063

Income Statement - Twelve months ended December 31, 2013

Non-cash interest expense, net	$1,556

45

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

46